                                                                    Exhibit 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC2

                                  [SURF LOGO]

                          [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                     TRUSTEE

                                  MAY 26, 2004


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal           SURF 04-BC2
Account        Rabo Bank   Warren Tong 212-916-7862   warren.tong@rabobank.com
ML Coverage    Richard Bongo
Completed      5/25/04 12:00 AM
Completed by   Alice
Bond           A, A-, BBB
Comments:      Please solve for the breakeven CDRs and show cum loss using the following assumptions:

               - triggers fail

               - 12-month lag

               - new PPC for FRMs: 4% - 23% CPR months 1 - 12; 23% CPR months thereafter; 75% PPC; 100% PPC; 135% PPC

               - new PPC for ARMs: 4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter; 75% PPC; 100% PPC; 135% PPC

               - Forward LIBOR; LIBOR flat months 1-12, spike 400

               - Loss severity for deals with no MI: 40%; 65%

               - Loss severity for deals with MI down to 60%: 35%; 55%

                                                                1                2              3                  4
                                                                ---------        --------       ---------          ---------
                                                                                                Static for         Static for
                                                                                                12 mths,           12 mths,
                           RATES                                Forward          Forward        then spike 400bps  then spike 400bps
                           SPEED             %pricing           75% Rabo PPC     75% Rabo PPC   75% Rabo PPC       75% Rabo PPC
                           DEFAULT SEVERITY                     40%              65%            40%                65%
                           DEFAULT P&I                          100% Advance     100% Advance   100% Advance       100% Advance
                           ADVANCE
                           DEFAULT RECOVERY
                           LAG               Months             12               12             12                 12
                           TRIGGERS                             Fail             Fail           Fail               Fail
                           CLEANUP CALL                         To Maturity      To Maturity    To Maturity        To Maturity
                           DEFAULT BALANCE                      Current          Current        Current            Current
                                                                Balance          Balance        Balance            Balance
                           CPR = CDR + CRR   Capped at prepay
                           CPR = CRR         PSA standard       CPR = CRR        CPR =CRR       CPR = CRR          CPR = CRR
-------------------------------------        ------------       ---------        --------       ---------          ---------
                INITIAL
                BOND       SUB-
CLASS  RATINGS  SIZE       ORDINATION
-----  -------  ----       ----------        ------------       ---------        --------       ---------          ---------
A        AAA    82.05      19.20             CDR
                                             WAL
                                             CummLosses

M1        AA     6.70      12.50             CDR                        -               -               -                  -
                                             WAL
                                             CummLosses

M2         A     5.55       6.95             CDR                    11.87            6.94           11.70               7.00
                                             WAL                    10.96           12.67           11.11              12.75
                                             CummLosses             14.56%          15.89%          14.41%             15.99%

M3         A-    1.70       5.25             CDR                    10.17            6.04           10.12               6.14
                                             WAL                    14.90           16.82           15.01              16.85
                                             CummLosses             13.06%          14.21%          13.00%             14.40%

B1       BBB     2.75       2.50             CDR                     7.55            4.61            7.71               4.82
                                             WAL                    14.64           16.02           14.65              16.00
                                             CummLosses             10.44%          11.35%          10.60%             11.77%

B2       BBB-    1.25       1.25             CDR                     6.96            4.31            7.11               4.51
                                             WAL                    17.39           18.86            9.08               8.41
                                             CummLosses              9.80%           10.72%          9.96%             11.14%

                    -       1.25             CDR                        -               -               -                  -
                                             WAL
                                             CummLosses

OC                  -          -                                        -               -               -                  -

                                                                5                6              7                  8
                                                                ---------        ---------      ---------          ---------
                                                                                                Static for         Static for
                                                                                                12 mths,           12 mths,
                           RATES                                Forward          Forward        then spike 400bps  then spike 400bps
                           SPEED             %pricing           100% Rabo PPC    100% Rabo PPC  100% Rabo PPC      100% Rabo PPC
                           DEFAULT SEVERITY                     40%              65%            40%                65%
                           DEFAULT P&I                          100% Advance     100% Advance   100% Advance       100% Advance
                           ADVANCE
                           DEFAULT RECOVERY
                           LAG               Months             12               12             12                 12
                           TRIGGERS                             Fail             Fail           Fail               Fail
                           CLEANUP CALL                         To Maturity      To Maturity    To Maturity        To Maturity
                           DEFAULT BALANCE                      Current          Current        Current            Current
                                                                Balance          Balance        Balance            Balance
                           CPR = CDR + CRR   Capped at prepay
                           CPR = CRR         PSA standard       CPR = CRR        CPR = CRR      CPR = CRR          CPR = CRR
-------------------------------------        ------------       ---------        ---------      ---------          ---------
                INITIAL
                BOND       SUB-
CLASS  RATINGS  SIZE       ORDINATION
-----  -------  ----       ----------        ------------       ---------        ---------      ---------          ---------
A        AAA    82.05      19.20             CDR
                                             WAL
                                             CummLosses

M1        AA     6.70      12.50             CDR                        -               -               -                  -
                                             WAL
                                             CummLosses

M2         A     5.55       6.95             CDR                    12.42            7.27           11.92               7.10
                                             WAL                     8.78            9.90            8.97              10.04
                                             CummLosses             12.31%          13.06%          11.93%             12.79%

M3         A-    1.70       5.25             CDR                    10.38            6.16            9.99               6.03
                                             WAL                    12.00           13.30           12.19              13.43
                                             CummLosses             10.72%          11.35%          10.40%             11.14%

B1       BBB     2.75       2.50             CDR                     7.22            4.39            6.96               4.30
                                             WAL                    11.78           12.65           11.93              12.76
                                             CummLosses             7.99%            8.42%           7.74%              8.27%

B2       BBB-    1.25       1.25             CDR                     6.34            3.91            5.88               3.71
                                             WAL                    14.15           15.07           12.61              12.57
                                             CummLosses              7.16%           7.59%           6.71%              7.23%

                    -       1.25             CDR                        -               -               -                  -
                                             WAL
                                             CummLosses

OC                  -          -                                        -               -               -                  -

                                                                9                10             11                 12
                                                                ---------        ---------      ---------          ---------
                                                                                                Static for         Static for 12
                                                                                                12 mths,           mths,
                           RATES                                Forward          Forward        then spike 400bps  then spike 400bps
                           SPEED             %pricing           135% Rabo PPC    135% Rabo PPC  135% Rabo PPC      135% Rabo PPC
                           DEFAULT SEVERITY                     40%              65%            40%                65%
                           DEFAULT P&I                          100% Advance     100% Advance   100% Advance       100% Advance
                           ADVANCE
                           DEFAULT RECOVERY
                           LAG               Months             12               12             12                 12
                           TRIGGERS                             Fail             Fail           Fail               Fail
                           CLEANUP CALL                         To Maturity      To Maturity    To Maturity        To Maturity
                           DEFAULT BALANCE                      Current          Current        Current            Current Balance
                                                                Balance          Balance        Balance
                           CPR = CDR + CRR   Capped at prepay
                           CPR = CRR         PSA standard       CPR = CRR        CPR = CRR      CPR = CRR          CPR = CRR
-------------------------------------        ------------       ---------        ---------      ---------          ---------
                INITIAL
                BOND       SUB-
CLASS  RATINGS  SIZE       ORDINATION
-----  -------  ----       ----------        ------------       ---------        ---------      ---------          ---------
A        AAA    82.05      19.20             CDR
                                             WAL
                                             CummLosses

M1        AA     6.70      12.50             CDR                        -                -             -                   -
                                             WAL
                                             CummLosses

M2         A     5.55       6.95             CDR                    13.38             7.85         12.53                7.43
                                             WAL                     6.66             7.32          6.81                7.44
                                             CummLosses             10.30%           10.63%         9.76%              10.13%

M3         A-    1.70       5.25             CDR                    10.82             6.42         10.08                6.06
                                             WAL                     9.13             9.89          9.32               10.04
                                             CummLosses              8.64%            8.90%         8.13%               8.43%

B1       BBB     2.75       2.50             CDR                     6.89             4.18          6.25                3.83
                                             WAL                     8.93             9.40          9.08                9.51
                                             CummLosses              5.83%            5.99%         5.34%               5.52%

B2       BBB-    1.25       1.25             CDR                     5.55             3.41          4.73                2.92
                                             WAL                    10.82            11.28         10.97               11.37
                                             CummLosses              4.80%            4.95%         4.14%               4.28%

                    -       1.25             CDR                        -                -             -                   -
                                             WAL
                                             CummLosses

OC                  -          -                                        -                -             -                   -